Exhibit 99.1

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priceline.com®

CIBC 13th Annual Gaming,
Lodging & Leisure
Conference

March 16, 2004

CONFIDENTIAL INFORMATION • Property of priceline.com incorporated. All Rights Reserved.

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Priceline.com would like to remind you that this presentation contains forward looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements.

Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward looking statements.  For a list of factors that could cause Priceline.com’s actual results to differ materially from those described in the forward-looking statements, please refer to the risk factors in Priceline.com’s most recent filings with the Securities and Exchange Commission.  Unless required by law, Priceline.com undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with priceline.com’s audited financial statements and the notes thereto filed with the Securities and Exchange Commission on Form 10-K and quarterly financial statements filed with the Securities and Exchange Commission on Form 10-Q.

Priceline Airline Tickets

•                  Priceline now offers product choice

•                  Disclosed itineraries, carriers, etc.  No trade-offs

•                  Name-Your-Own-Price® product with deeper discounts and trade-offs

•                  Expanding into retail allows Priceline to address a larger market opportunity

•                  As Air is typically the first transaction made for a trip, Priceline now has a greater opportunity to participate in a consumer’s entire trip purchase

•      Air Retail Choice

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Product Metrics

Total Airline Tickets

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Priceline Rental Cars

•                  Top 5 Brands – Avis, Budget, Hertz, Alamo, National

•                  Customers typically save at least 25%

•                  Best price guarantee

•                  Full product suite of cars – economy, SUV, etc.

•                  Top 200 airport coverage

•                  Select off-airport locations

•                  Priceline now offers disclosed retail rental car options for one-way, international, and through rentalcars.com and lowestfare.com

•                  Rental Car Retail

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Product Metrics

Total Rental Car Days

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* Includes RentalCars.com, acquired in 3Q03

Priceline Hotels

•                  Significant discounts over Expedia, Hotels.com and Travelocity. Our median customer savings are:

•                  46% vs. Expedia

•                  46% vs. Hotels.com

•                  Stringent/consistent star rating system.  A July internal study of hotels rated by both Priceline.com and Hotels.com found:

•                  Hotels.com rated the same hotel higher 71% of the time

•                  Priceline compares favorably to Expedia and AAA

•                  Customer satisfaction.

•                  92% of customers said that experience met or exceeded expectations

•                  55% said that experience exceeded expectations

•                  37% said that experience met expectations

•                  Hotel Retail

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Product Metrics

Total Hotel RNs

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Priceline Vacation Packages

•                  Deployed new product on November 11, 2003

•                  Since deploy, year/year growth more than doubled

•                  New Air customers drive demand for packages

•                  Fixed Price

•                  Real-Time

•                  More Flight Options

•                  Weekender

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Marketing

•                  Competitive Landscape

•                  2003 Efficiency

•                  2004 Spend Levels – Competition spending more

•                  2004 Campaigns

•                  Brand Leverage

•                  Consistent messaging

•                  Best deal

•                  Creative

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February 11, 2004

(circ. 10,844,269)

Insider Cheers & Jeers

“CHEERS to Priceline.com for beaming up Star Trek veterans William Shatner and Leonard Nimoy in a new, out-of-this-world commercial.  We just hope the ad’s premise that Nimoy is replacing Shatner as the company’s spokesman isn’t true.  Keeping Captain Kirk and Mr. Spock together is only logical.”

•            40+ newspaper articles to date

New York Times, LA Times,
Seattle Times, USA Today,
AP, Reuters, Ad Age, Ad
Week, Business 2.0,
Newsday…

•            Over 50 TV pickups

NBC, ABC, CBS, Fox, CNN,
CNBC, VHI, MTV, WSJ
Network…

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2004 Outlook

•                  Favorable market conditions for travel generally and online channel shift

•                  Momentum in new retail and package products

•                  Strong results in hotel and rental car

•                  Increased traffic and bookings in airline product contributes to package sales and cross-sales of hotel and rental car

•                  1H 2004 Development initiatives

•                  Improved airline ticket search and functionality

•                  Phase II packages – disclosed flight itineraries

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